                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                          Date of Report: June 19,1998

                         Commission File No.: 0-19878

                               OPTION CARE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                         36-3791193
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)



100 Corporate North
Suite 212
Bannockburn, Illinois                          60015
(Address of principal executive office)      (Zip code)


Registrant's telephone number, including area code:  (847) 615-1690

ITEM 7. FINANCIAL STATEMENTS

     1.  Consolidated Balance Sheet as of April 30, 1998.

     2. Consolidated Statement of Operations for the four months ended April 30, 1998.

Option Care, Inc. and Subsidiaries
Consolidated Balance Sheet
As of April 30, 1998
(in thousands)

ASSETS

Patient receivables, net                         31,371
Product receivables                                 972
Royalties receivable                              1,282
Allowance for doubtful accounts                  (3,590)
                                        -----------------
Total receivables, net                           30,035

Notes and leases rec., current                      339
Inventory                                         2,276
Deferred income taxes                             2,108
Other current assets                              1,952
                                        -----------------

  Total Current Assets                           36,710

Property and equipment, net                       6,214
Notes and leases rec., noncurrent                   250
Investments in affiliates                           320
Goodwill                                         18,478
Other intangible assets, net                      1,560
Other long term assets                              240
                                        -----------------

  Total Assets                                   63,772
                                        =================


LIABILITIES
Trade accounts payable                            6,438
Accrued wages and related benefits                2,684
Other accrued expenses                            4,969
Income taxes payable (receivable)                  (335)
Current portion of long term debt                   431
                                        -----------------

  Total Current Liabilities                      14,187

Long term debt and capital lease oblig.          26,801
Minority interest                                    15
                                        -----------------

  Total Liabilities                              41,003

STOCKHOLDER'S EQUITY
Common Stock                                        108
Additional paid in capital                       42,107
Retained Earnings                               (19,446)

  Total Stockholder's Equity                     22,769
                                        -----------------

  Total Liabilities and Equity                   63,772
                                        =================

OPTION CARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the 4 months ended April 30, 1998
(in thousands, except per share data)

Revenues:
  Royalty Fees and Other                                 $2,913
  Product Sales                                             925
  Patient Care Services                                  30,900
                                                  ---------------
     Total Revenues                                      34,738

Cost of Revenues:
  Products Sold to Franchises and Patients               13,583
  Patient Care Service Operations                        14,757
                                                  ---------------
     Total Cost of Revenues                              28,340
                                                  ---------------
Gross Profit                                              6,398

Operating Expenses:
   Selling, General and Administrative Expenses           3,773
   Provision for Doubtful Accounts                          628
   Amortization of Goodwill                                 187
   Asset Write-Offs & Other Charges                           -
                                                  ---------------
     Total Operating Expenses                             4,588
                                                  ---------------
Operating Income (Loss)                                   1,810

Other Income (Expense), Net:
    Interest Income (Expense)                              (702)
    Minority Interest                                       (20)
    Other, Net                                              302
                                                  ---------------
Total Other Income (Expense), Net                          (420)

                                                  ---------------
Income (Loss) Before Income Taxes                         1,390

Provision for Income Taxes                                  656
                                                  ---------------

Net Income                                                 $734
                                                  ===============


Net Income Per Common Shares
   Outstanding (Basic EPS)                               $0.068

Net Income Per Common and Common
   Equivalent Shares (Diluted EPS)                       $0.068

Weighted Average Common Shares
   Outstanding                                           10,812

Weighted Average Common and Common
   Equivalent Shares Outstanding                         10,868

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 19, 1998

                         OPTION CARE, INC.
                         By: Kevin M. Harris

                         /s/ Kevin M. Harris
                         -----------------------------
                         Kevin M. Harris
                         Chief Financial Officer